--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 15,1997

                    BANC ONE HOME EQUITY LOAN TRUST 1996-A
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          New York                    333-03911-01             36-7151628
----------------------------        ----------------       ------------------
(State or Other Jurisdiction        (Commission File        (I.R.S. Employer
     of Incorporation)                  Number)            Identification No.)


c/o The First National Bank of Chicago.
-----------------------------------------------
Corporate Trust Services Division - 9th floor
-----------------------------------------------
1 N. State Street, Chicago IL                                      60670-0126
-----------------------------------------------                    -----------
(Address of Principal Executive Offices)                            (Zip Code)



Registrant's telephone number, including area code:               312/407-1902
                                                                  ------------

Item 5.   Other Events
          ------------

          On behalf of Banc One Home Equity Loan Trust 1996-A, a Trust created pursuant to the Pooling Agreement, dated June 7, 1996, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated April 15,1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates, Due May 15, 2021.

          A. Monthly Report Information: Aggregate distribution information for the current distribution date April 15, 1997.

                    Principal          Interest      Ending Balance
                    ---------          --------      --------------

          Cede & Co.  $ 3,237,593.76      $920,650.54       $199,489,951.72

          B. No delinquency in payment under the Transferor Certificate, or the Financial Guaranty Insurance Policy has occurred.

          C.  Have any deficiencies occurred? NO.
                    Date:
                    Amount:

          D. Were any amounts paid or are any amounts payable under the Financial Guaranty Insurance Policy? NO
                    Amount:

          E. Are there any developments with respect to the Financial Guaranty Insurance Policy? NONE.

          F.  Item 1:  Legal Proceedings: NONE

          G.  Item 2:  Changes in Securities: NONE

          H.  Item 4:  Submission of Matters to a Vote of Security Holders: NONE

          I. Item 5: Other Information - Items 1, 2, 4, 5 if applicable: NOT APPLICABLE

Item 7.   Monthly Statements and Exhibits
          -------------------------------

          Exhibit No.
          -----------

               1.  Monthly Statement to Certificateholders dated April 15, 1997

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        BANC ONE HOME EQUITY LOAN TRUST 1996-A



                                        By
                                           ------------------------------------
                                           Name:   Barbara Grosse
                                           Title:  Assistant Vice President

Dated: April 30, 1997

======================================================================================================================
                                                                                                              Page 11

Lehman ABS Corporation                                               Date of Report:        4/9/97
Banc One Home Equity Loan Trust  1996-A                              Time of Report:       5:14 PM
P & S Agreement Date:                           June 7, 1996
Original Settlement Date:                       June 27, 1996
Series Number of Certificates:
Original Collateral Sale Balance                $236,909,705.69
======================================================================================================================

Statement to Certificateholders (Page 1 of 2)
---------------------------------------------

Distribution Date:                                                                                            4/15/97
                                                                                                              -------

   INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000 ORIGINAL PRINCIPAL AMOUNT)

A. INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

   Investor Certificate Interest Distributed                                                                  3.965399
   Investor Certificate Interest Shortfall Distributed                                                        0.000000
   Remaining Unpaid Investor Certificate Interest Shortfall                                                   0.000000

   Managed Amortization Period? (Yes=1; No=0)                                                                        1
   Investors Certificate Principal Distributed                                                               13.944867
    Principal Distribution Amount                                                                            13.944867
     Maximum Principal Payment                                                                               24.181171
     Alternative Principal Payment                                                                           13.944867
     Principal Collections less Additional Balances                                                          13.944867
    Investor Loss Amount Distributed to Investors                                                             0.000000
    Accelerated Principal Distribution Amount                                                                 0.000000
    Credit Enhancement Draw Amount                                                                                0.00

   Total Amount Distributed to Certificateholders (P & I)                                                    17.910266

B. INVESTOR CERTIFICATE PRINCIPAL BALANCE

   Beginning Investor Certificate Balance                                                               202,727,545.48
   Ending Investor Certificate Balance                                                                  199,489,951.72
   Beginning Invested Amount                                                                            203,912,094.01
   Ending Invested Amount                                                                               200,764,500.25
   Investor Certificateholder Floating Allocation Percentage                                                  97.7291%
   Pool Factor                                                                                               0.8592372
   Liquidation Loss Amount for Liquidated Loans                                                                   0.00
   Unreimbursed Liquidation Loss Amount                                                                           0.00

C. POOL INFORMATION

   Beginning Pool Balance                                                                               208,650,288.12
   Ending Pool Balance                                                                                  205,412,694.36
   Servicing Fee                                                                                            113,081.91

D. INVESTOR CERTIFICATE RATE

   Investor Certificate Rate                                                                                 5.637500%
   LIBOR Rate                                                                                                5.437500%
   Maximum Rate                                                                                              8.860537%

E. DELINQUENCY & REO STATUS

   Delinquent 30-59 days
     No. of Accounts                                                                                                98
     Trust Balances                                                                                       3,895,439.12
   Delinquent 60-89 days
     No. of Accounts                                                                                                22
     Trust Balances                                                                                         771,455.93
   Delinquent 90+ days
     No. of Accounts                                                                                                27
     Trust Balances                                                                                         938,264.80
   Delinquent 9+ Months
     No. of Accounts                                                                                                 1
     Trust Balances                                                                                             26,645
   REO
     No. of Accounts                                                                                                 0
     Trust Balances                                                                                               0.00

======================================================================================================================

=================================================================================================================================
                                                                                                                          Page 12
Lehman ABS Corporation                                               Date of Report:          4/9/97
Banc One Home Equity Loan Trust 1996-A                               Time of Report:          5:14 PM
P & S Agreement Date:                           June 7, 1996
Original Settlement Date:                       June 27, 1996
Series Number of Certificates:
Original Collateral Sale Balance                $236,909,705.69
=================================================================================================================================

Statement to Certificateholders (Page 2 of 2)
---------------------------------------------

Distribution Date:                                                                                                        4/15/97
                                                                                                                          -------









IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed this 9th day of April, 1997


  Bank One, Columbus
  as Servicer

  /s/  Matthew R. Schmitt
  -----------------------
  Matthew R. Schmitt
  Assistant Vice-President






Distribution List:
------------------
  Barbara Grosse - First National Bank of Chicago
  Aadit Seshasayee - Lehman Brothers
  Paul Marsilio - Lehman Brothers
=================================================================================================================================